                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 _____________

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 _____________

       Date of Report (Date of earliest event reported): August 29, 2001

                         AmerisourceBergen Corporation
            (Exact name of Registrant as specified in its charter)

                Delaware                                   333-61440                           23-3079390
     (State or Other Jurisdiction                  (Commission File Number)                 (I.R.S. Employer
   of Incorporation or Organization)                                                       Identification No.)

                                 _____________

                         1300 Morris Drive, Suite 100
                     Chesterbrook, Pennsylvania 19087-5594
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                 _____________

         (Former name or former address, if changed since last report)

                                 _____________
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Item 2.  Acquisition and Disposition of Assets.
         -------------------------------------

         Effective August 29, 2001, pursuant to the Agreement and Plan of Merger, dated as of March 16, 2001, among AmerisourceBergen Corporation, formerly known as AABB Corporation ("AmerisourceBergen"), AmeriSource Health Corporation ("AmeriSource"), Bergen Brunswig Corporation ("Bergen"), A-Sub Acquisition Corp. and B-Sub Acquisition Corp., AmeriSource and Bergen combined their businesses by merging with acquisition subsidiaries of AmerisourceBergen (the "Merger"). AmerisourceBergen reported the Merger in a Form 8-K dated August 29, 2001 (filed August 30, 2001). By this amendment, AmerisourceBergen is filing the unaudited pro forma financial information required by Item 7(b).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (b) AmerisourceBergen incorporates by reference herein the section entitled "AmerisourceBergen Corporation Unaudited Pro Forma Consolidated Condensed Financial Information" in its Registration Statement on Form S-4 (No. 333-71942) filed with the Securities and Exchange Commission on October 19, 2001 and effective as of October 26, 2001. This section, which includes an introduction and the following unaudited pro forma financial information, is included as Exhibit 99.3 hereto:

                  (i) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2001;
                  (ii) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended September 30, 2000;
                  (iii) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended June 30, 2001;
                  (iv) Notes to Unaudited Pro Forma Consolidated Condensed Financial Information.

         (c)      Exhibits

                  99.3 AmerisourceBergen Corporation Unaudited Pro Forma Consolidated Condensed Financial Information, including the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2001, Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended September 30, 2000, Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended June 30, 2001, and Notes to Unaudited Pro Forma Consolidated Condensed Financial Information (incorporated by reference to AmerisourceBergen's Registration Statement on Form S-4 (No. 333-71942) filed with the Securities and Exchange Commission on October 19, 2001 and effective as of October 26, 2001).
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERISOURCEBERGEN CORPORATION



Date:  October 29, 2001                By:     /s/  Neil F. Dimick
                                           -------------------------------------
                                           Name:  Neil F. Dimick
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX


Number      Exhibit

99.3 AmerisourceBergen Corporation Unaudited Pro Forma Consolidated Condensed Financial Information, including the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2001, Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended September 30, 2000, Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended June 30, 2001, and Notes to Unaudited Pro Forma Consolidated Condensed Financial Information (incorporated by reference to AmerisourceBergen's Registration Statement on Form S-4 (No. 333-71942) filed with the Securities and Exchange Commission on October 19, 2001 and effective as of October 26, 2001).